SEQUOIA FUND, INC.                Principal Executive Office:
                                      767 Fifth Avenue
                                  New York, New York 10153
                                      (212) 832-5280



            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         April 16, 1996


         The Annual Meeting of Stockholders of Sequoia Fund, Inc., a Maryland corporation (the "Corporation"), will be held at 10:00 A M. New York City time, on April 16, 1996 at The University Club, One West Fifty-fourth Street, New York, New York for the following purposes, all of which are more fully discussed in the accompanying Proxy Statement dated March 8, 1996:

         1. To elect seven Directors of the Corporation, each to hold office until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified;

         2.   To ratify or reject the selection of McGladrey &
Pullen, LLP as independent accountants of the Corporation for the Corporation's current fiscal year;

         3. To approve or disapprove renewal for the Corporation's current fiscal year of the Investment Advisory
Contract between the Corporation and Ruane, Cunniff & Co., Inc.
dated July 1, 1993; and

         4. To transact such other business as may properly come before the meeting.

         Only stockholders of record at the close of business on February 16, 1996 are entitled to notice of and to vote at the meeting and at any adjournment thereof.

                        By order of the Board of Directors
                                      Joseph Quinones, Jr.
                                   Secretary and Treasurer

New York, New York
March 8, 1996

If you do not expect to attend the meeting in person, please date and sign the enclosed proxy and return it promptly in the envelope enclosed for that purpose to assure that a quorum will be present at the meeting.

                         PR0XY STATEMENT
                          March 8, 1996

                                                             Page

Introduction................................................    3

Election of Directors.......................................    5

Approval or Disapproval of Selection of
Independent Accountants.....................................    8

Approval or Disapproval of Renewal of
Investment Advisory Contract................................    8

Certain Information as to Directors and
Officers of the Corporation and its
Investment Adviser..........................................   10

Allocation of Portfolio Brokerage and
Portfolio Turnover..........................................   10

Stockholder Proposals for the 1997
Annual Meeting..............................................   11

Definition of "Vote of a Majority of the
Outstanding Voting Securities of the Corporation"...........   11

Other Matters...............................................   11

EXHIBIT A (Investment Advisory Contract dated
July 1, 1993)...............................................   13

                         PROXY STATEMENT

                          INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the management of Sequoia Fund, Inc., a Maryland corporation (the "Corporation"), for use at the Annual Meeting of Stockholders to be held at The University Club, One West Fifty-fourth Street, New York, New York 10019, April 16, 1996 at 10:00 A M., New York City time. Such solicitation will be by mail, and the cost will be borne by the Corporation pursuant to the terms of the Investment Advisory Contract described below. The approximate date of the mailing of this Proxy Statement to the stockholders of the Corporation is March 8, 1996.

         The Corporation's Annual Report for the fiscal Year ended December 31, 1995 was mailed to stockholders on February 28, 1996.

         The outstanding voting stock of the Corporation as of February 16, 1996 consisted of approximately 28,115,817 shares of Common Stock, each share being entitled to one vote. Only stockholders of record at the close of business on February 16, 1996 are entitled to vote at the meeting.

         Shares represented by the proxies received in response to this solicitation will, unless contrary instructions are given, be voted in favor of the election as directors of the nominees set forth below, in favor of ratification of the Board of Directors' selection of independent accountants and in favor of approval of renewal of the Investment Advisory Contract.

         Any person giving a proxy has the power to revoke it at any time before it is exercised, either by personal attendance at the meeting or by written notice received by the Corporation prior to the meeting.

         The following table sets forth information regarding beneficial owners of more than five percent of the outstanding
Common Stock of the Corporation on February 16, 1996:

                                                                  Percent
                                                                  of Total
                                                       No. of     Shares
Name                            Address                Shares     Outstanding

Trustees of Grinnell College    Grinnell, Iowa 50112   3,578,578  12.73

Boston Safe Deposit Company     1 Boston Place         2,389,449   8.50
  as Trustee for the Capital    Boston, Massachusetts
  Cities/ABC, Inc. Employees    02106;
  Master Retirement Plan Trust  82 Devonshire Street
  and the Capital Cities/ABC,   Boston, Massachusetts
  Inc. Publishing Pension Plan  02109
  Trust and Fidelity Management
  Trust Company as Trustee for
  the Capital Cities ABC, Inc.
  Employees Profit Sharing Plan
  Trust

Bankers Trust Company as        280 Park Avenue        2,043,924   7.27
  Trustee for FMC               New York, New York
  Corporation Master            10022
  Retirement Trust

State Street Bank and           225 Franklin Street    1,457,740   5.18
  Trust Company as Trustee      Boston, Massachusetts
  for Supermarkets General      02110
  Corp. Master Retirement
  Plan Trust and Profit
  Sharing Plan Trust

                      ELECTION OF DIRECTORS

         The following persons are nominees for election as directors, each to hold office until the next annual meeting of the stockholders and until his successor has been elected and has qualified, and each such nominee has consented to so serve. Messrs. Ruane and Cunniff have served as directors (and Chairman and President, respectively) of the Corporation since its organization in November 1969, Messrs. Swiggett and Matthews were first elected by the Board of Directors in May 1970 and May 1972, respectively, and Mr. Neuhauser was first elected by the stockholders in September 1974. Messrs. Goldfarb and Harding were first elected by the Board of Directors in September 1980. The Board of Directors, which met four times during 1995, has no compensation committee.

         The Corporation has a Nominating Committee of the Board of Directors, composed of Messrs. Harding, Matthews, Neuhauser and Swiggett.1 The Nominating Committee meets whenever vacancies occur on the Board of Directors to consider and make recommendations to the Board of Directors as to proposed nominees for election as directors of the Corporation. Should vacancies occur, the Nominating Committee will consider recommendations for nomination as director made by stockholders of the Corporation. Any such recommendations should be sent to the offices of the Corporation at the address above, Attention of the Secretary.




















_________________________

1. Such persons are not "interested persons" of the Corporation within the meaning of Section 2(a)(19)(A) of the Investment
    Company Act of 1940.

                                               Shares of Common    Percent
Name, Age and Office                           Stock Owned         of Total
if Any, in the                                 Beneficially on     Shares
Corporation            Principal Occupation    February 16, 1996   Outstanding

William J. Ruane,* 70, Chairman of the Board     247,407 shares(1)(2)   .88
 Chairman of the Board  of directors and
 of Directors and       Director, Ruane,
 Director               Cunniff & Co., Inc.
                        (member firm of the New
                        York Stock Exchange,
                        Inc.), with which he
                        has been associated for
                        more than five years.
                        Mr. Ruane is also a
                        Director of The
                        Washington Post Company
                        and GEICO Corporation.

Richard T. Cunniff,*   President and Director,   12,672 shares (2)(3)   .05
 73, President and      Ruane, Cunniff & Co.,
 Director               Inc., with which he
                        has been associated
                        for more than five
                        years.  Mr. Cunniff is
                        also a Director of
                        Sturm, Ruger & Company,
                        Inc.

Robert D. Goldfarb,*   Executive Vice President  1,305 shares (2)       .00
 51, Vice President     and Director, Ruane
 and Director           Cunniff & Co., Inc. with
                        which he has been
                        associated for more
                        than five years.

John M. Harding, 74,   Currently retired.        2,462 shares (4)       .01
Director                Mr. Harding was
                        Associate Professor
                        of Business
                        at Albers School of
                        Business, Seattle
                        University from 1976
                        to 1989.

Francis P. Matthews,   Currently retired.        25,657 shares          .09
 74, Director           Mr. Matthews
                        was Of Counsel to
                        Matthews & Cannon,
                        P.C. (law firm) from
                        1986 to 1990.

_________________________
* Such persons are "interested persons" of the Corporation within the meaning of Section 2(a)(19)(A) of the Investment
    Company Act of 1940 because of their affiliation with the Corporation's investment adviser.

                                               Shares of Common    Percent
Name, Age and Office                           Stock Owned         of Total
if Any, in the                                 Beneficially on     Shares
Corporation            Principal Occupation    February 16, 1996   Outstanding

C.William Neuhauser,   Currently retired.        2,925 shares(5)        .01
 70, Director           Mr. Neuhauser
                        was Executive
                        Secretary of National
                        Maritime Council from
                        1979 to 1981.

Robert L. Swiggett,    Director of UNUM          17,421 shares (6)      .06
74, Director            Corporation.  Mr.
                        Swiggett was Chairman
                        of the Board of
                        Directors and
                        Director of Kollmorgen
                        Corporation (electro-
                        optical instruments,
                        direct-drive motor and
                        control devices and
                        systems) from l983 to
                        1990.

(1) In addition, (a) 61,O93 shares of such stock are owned by Mr. Ruane's relatives or by trusts in which Mr. Ruane's relatives have beneficial interests and (b) Mr. Ruane is Trustee of the Carmel Hill Fund, the assets of which include 143,132 shares of such stock; however, beneficial ownership by Mr. Ruane of such shares shall not be deemed to be hereby admitted.

(2) Messrs. Ruane, Cunniff and Goldfarb are officers, directors and voting stockholders of Ruane, Cunniff & Co., Inc., which is the owner of 17,013 shares of the Corporation's Common Stock. (See "Certain Information as to Directors and Officers of the Corporation and its Investment Advisers," below). In addition, Messrs. Ruane and Cunniff are trustees and beneficiaries of the Profit-Sharing and Money Purchase Plans of Ruane Cunniff & Co., Inc., which own 132,909 shares of the Corporation's Common Stock.

(3) In addition, 12,475 shares of such stock are owned by Mr. Cunniff's relatives, but beneficial ownership by Mr. Cunniff of such shares shall not be deemed to be hereby admitted.

(4) In addition, 5,357 shares of such stock are owned by Mr. Harding's relatives, but beneficial ownership by

    Mr. Harding of such shares shall not be deemed to be hereby admitted.

(5) In addition, 1,625 shares of such stock are owned by Mr. Neuhauser's relatives, but beneficial ownership by Mr. Neuhauser of such shares shall not be deemed to be hereby admitted.

(6) In addition, 488 shares of such stock are owned by Mr. Swiggett's relatives, but beneficial ownership by Mr. Swiggett of such shares shall not be deemed to be hereby admitted.

         On February 16, 1996, the directors and officers of the Corporation collectively owned approximately 1.13%, or, including shares owned by their respective relatives and affiliates, approximately 2.46%, of the total number of the outstanding shares of the Corporation's Common Stock.

         The Corporation does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Corporation. The aggregate compensation for the fiscal year ended December 31, 1995 paid by the Corporation to each of the Directors is set forth below. Ruane, Cunniff & Co., Inc. does not provide investment advisory services to any investment companies registered under the Investment Company Act of 1940, as amended, other than the Corporation.

                                                 Pension or
                                   Benefits      Retirement
                      Aggregate    Accrued       Estimated        Total
                    Compensation  as Part of      Annual       Compensation
                       From       Corporation   Benefits Upon    from
Name Of Director    Corporation    Expenses       Retirement   Corporation

William J. Ruane       $    0       $-0-           $-0-         $    0
Richard T. Cunniff          0        -0-            -0-              0
Robert D. Goldfarb          0        -0-            -0-              0
John M. Harding        30,000        -0-            -0-         30,000
Francis P. Matthews    30,000        -0-            -0-         30,000
C. William Neuhauser   30,000        -0-            -0-         30,000
Robert L. Swiggett     30,000        -0-            -0-         30,000


                   APPROVAL OR DISAPPROVAL OF
                            SELECTION
                   OF INDEPENDENT ACCOUNTANTS

         The management recommends that the stockholders ratify the selection of McGladrey & Pullen, LLP, independent accountants, to audit the accounts of the Corporation for its current fiscal year. Their selection is scheduled to be considered by the Board of Directors, including all the disinterested directors, on March 11, 1996.

         It is expected that a representative of McGladrey &
Pullen, LLP wil1 attend the Annual Meeting. He will be afforded an opportunity to make a statement if he so desires and wil1 be available to respond to appropriate questions.

         The Corporation has an Audit Committee of the Board of Directors composed of Messrs. Harding, Matthews, Neuhauser and Swiggett.2 The Audit Committee meets annually to review the Corporation's financial statements with the independent accountants and to report on its findings to the Board of Directors, and so met once during 1995.

                     APPROVAL OR DISAPPROVAL
                          OF RENEWAL OF
                  INVESTMENT ADVISORY CONTRACT

         The Corporation retains as its investment adviser Ruane, Cunniff & Co., Inc., 767 Fifth Avenue, New York, New York 10153 (the "Investment Adviser"). The Investment Adviser is a member corporation of the New York Stock Exchange, Inc. and is also the distributor of the shares of the Corporation.

         The existing Investment Advisory Contract, a copy of which is attached hereto as Exhibit A, became effective on July 1, 1993, and was most recently approved by the stockholders of the Corporation on April 26, 1995.

         The terms of the Investment Advisory Contract provide that it shall remain in force until December 31, 1993 and thereafter for successive twelve-month periods computed from each January 1 provided that such continuance is specifically approved annually by vote of a majority of the Corporation's outstanding voting securities or by the Corporation's Board of Directors, and by a majority of the Corporation's directors who are not parties to the contract or interested persons of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval. Renewal of the Investment Advisory Contract for such period commencing January 1, 1996 was so approved by the Board of Directors and by the disinterested directors at such a meeting of the Board of Directors held on December 11, 1995, at which meeting the Board of Directors also approved the submission
_________________________

2. Such persons are not "interested persons" of the Corporation within the meaning of Section 2(a)(19)(A) of the Investment
    Company Act of 1940.

to stockholders of the Corporation of the renewal of the Investment Advisory Contract for such period commencing January 1, 1996, pursuant to the provisions of the Investment Company Act of 1940 and the terms of the Investment Advisory Contract as described above.

         Pursuant to the terms of the Investment Advisory Contract, the Investment Adviser furnishes advice and recommendations with respect to the Corporation's portfolio of securities and investments and provides persons satisfactory to the Corporation's Board of Directors to act as officers and employees of the Corporation. Such officers and employees, as well as certain directors of the Corporation, may be directors, officers or employees of the Investment Adviser or its affiliates.

         The Investment Adviser is obligated under the Investment Advisory Contract to pay or reimburse the Corporation for the following expenses incurred by the Corporation: (i) the compensation of any of the Corporation's directors, officers and employees who are interested persons of the Investment Adviser or its affiliates (other than by reason of being directors, officers or employees of the Corporation); (ii) fees and expenses of registering the Corporation's shares under the appropriate Federal securities laws and of qualifying its shares under the applicable State Blue Sky laws, including expenses attendant upon renewing and increasing such registrations and qualifications; and (iii) expenses of printing and distributing the Corporation's prospectuses and sales and advertising materials. The Corporation is responsible and has assumed the obligation for payment of all of its other expenses, including (a) brokerage and commission expenses; (b) Federal, State or local taxes, including issue and transfer taxes, incurred by or levied on the Corporation; (c) interest charges on borrowings; (d) compensation of any of the Corporation's directors, officers or employees who are not interested persons of the Investment Adviser or its affiliates (other than by reason of being directors, officers or employees of the Corporation); (e) charges and expenses of the Corporation's custodian, transfer agent and registrar; (f) costs of proxy solicitations; (g) legal and auditing expenses; and
(h) payment of all investment advisory fees.

         The Investment Advisory Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or of reckless disregard of its obligations thereunder, the Investment Adviser is not liable for any action or failure to act in accordance with its duties thereunder. The Investment Adviser may act as an investment adviser to other persons, firms or corporations (including investment companies) and has numerous advisory clients besides the Corporation, none of which, however, is a registered investment company.

         The Investment Advisory Contract provides that it is terminable on 60 days' written notice by vote of a majority of the Corporation's outstanding shares or by vote of a majority of the Corporation's entire Board of Directors, or by the Investment Adviser on 60 days' written notice and automatically terminates in the event of its assignment.

         For its services under the Investment Advisory Contract, the Investment Adviser receives from the Corporation a management fee equal to 1% per annum of the Corporation's average daily net asset values. The entire management fee is accrued daily and paid to the Investment Adviser at the end of each month of the Corporation's fiscal year. Such fee is in excess of the management fees paid by most registered investment companies.

         The Investment Advisory Contract also provides that the Investment Adviser is obligated to reimburse the Corporation for the amount, if any, by which the operating expenses of the Corporation (excluding for such purpose the Corporation's brokerage and commission expenses, Federal, State or local taxes, including issue or transfer taxes, incurred by or levied on the Corporation and interest charges on borrowings, but including the management fee) in any year exceed 1 1/2% of the average daily net asset values of the Corporation during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. Computation of this limitation is made monthly during the Corporation's fiscal year, on the basis of the average daily net asset values and operating expenses thus far during such year, and the amount of the excess, if any, over the prorated amount of the expense limitation is paid by the Investment Adviser to the Corporation (or, where such amount of the excess is less than the monthly payment by the Corporation to the Investment Adviser with respect to the management fee, is deducted from such money payment), after taking into account, however, any previous monthly payments under the operating expense limitation during such fiscal year.

         For the fiscal year ended December 31, 1995, the Corporation's average daily net asset value was $1,855,856,400 and the Investment Adviser received a total management fee of $18,558,564. Of this fee, the Investment Adviser reimbursed the Corporation for the amount of $505,000 in accordance with the expense limitation described in the preceding paragraph, so that the Investment Adviser received the net amount of $18,053,564.

         Approval by the stockholders of renewal of the Investment Advisory Contract for the Corporation's current fiscal year will require the affirmative vote of a majority of the outstanding voting securities of the Corporation, as defined below.

                    CERTAIN INFORMATION AS TO
                  DIRECTORS AND OFFICERS OF THE
             CORPORATION AND ITS INVESTMENT ADVISER

         With the exception of Messrs. Harding, Matthews, Neuhauser and Swiggett, all directors and officers of the Corporation are officers or employees of Ruane, Cunniff & Co., Inc., the Corporation's Investment Adviser, and all remuneration received by such directors and officers of the Corporation, in their capacities as such, is paid by the Investment Adviser. Under the Investment Advisory Contract, the Investment Adviser or its affiliates bear the expenses of any remuneration paid to directors and officers of the Corporation who are interested persons of the Investment Adviser or its affiliates (other than by reason of being directors, officers or employees of the Corporation). The Corporation's officers are elected annually.

         Messrs. Ruane, Cunniff and Goldfarb are directors of the Investment Adviser. Mr. Ruane is chairman of the board of directors and Mr. Cunniff is president of the Investment Adviser. Mr. Goldfarb is an executive vice president of the Investment Adviser, with which he has been associated for more than five years. Ms. Carol L. Cunniff, 45, has been vice president of the Corporation since 1994. Ms. Cunniff is an executive vice president and a director of the Investment Adviser, with which she has been associated for more than five years. Ms. Cunniff's address is 767 Fifth Avenue, New York, New York 10153.
Mr. Joseph Quinones, Jr., 50, has been vice president, secretary and treasurer of the Corporation and a vice president, secretary and treasurer of the Investment Adviser since 1995. Previously, Mr. Quinones had been a vice president of Weiss Peck & Greer (a money management firm), the chief financial officer of Woodward & Associates (a money management firm) and a vice president of Lazard Freres Asset Management. Mr. Quinones' address is 767 Fifth Avenue, New York, New York 10153.

         Each of Messrs. Ruane, Cunniff, Goldfarb and Quinones and Ms. Cunniff is a beneficial owner of common stock of the Investment Adviser. As of February 16, 1996, Messrs. Ruane, Cunniff and Goldfarb collectively owned beneficially 28,241 shares of common stock of the Investment Adviser (the only class of voting securities of the Investment Adviser), collectively constituting approximately 73.4%, and individually constituting approximately 31.7%, 18.3% and 23.5%, respectively, of such shares outstanding. None of Messrs. Harding, Matthews, Neuhauser and Swiggett is a beneficial owner of voting securities of the Investment Adviser.

         The Investment Adviser is also the distributor of the Corporation's Common Stock and is a member corporation of the New York Stock Exchange, Inc. Pursuant to a distribution agreement dated July 15, 1970, as amended (the "Distribution Agreement"), the Investment Adviser serves without compensation as the Corporation's distributor. The distributor acts in this capacity merely as the Corporation's agent and all subscriptions must be accepted by the Corporation as principal. Under the Distribution Agreement, the Corporation has agreed to indemnify the distributor, in the absence of the distributor's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933. The distributor also serves as the regular broker for the Corporation (see "Allocation of Portfolio Brokerage and Portfolio Turnover," below).

                     ALLOCATION OF PORTFOLIO
                BROKERAGE AND PORTFOLIO TURNOVER

         The Investment Adviser furnishes advice and recommendations with respect to the Corporation's portfolio decisions and, subject to the instructions of the Board of Directors of the Corporation, determines the broker to be used in each specific transaction. The Investment Adviser attempts to obtain from brokers the lowest possible commission consistent with best price and execution. In doing so, the Investment Adviser takes into account a number of considerations including, among other factors, the overall net economic result to the Corporation (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction at all where a large block is involved, the known practices of brokers and their availability to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, most of which are judgmental, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Subject to these considerations, the Investment Adviser, an affiliated corporation, is the Corporation's regular broker and is the normal channel through which securities transactions (other than on a principal basis) are effected. The Corporation does not normally effect agency-cross transactions involving portfolio securities through the Investment Adviser (i.e., transactions in which the Investment Adviser is acting as broker both for the Corporation and for the other party to the transaction) but may do so in circumstances which comply with the requirements of the Investment Advisers Act of 1940, as amended. Pursuant to Section 11(a) of the Securities Exchange Act of 1934, the Investment Adviser is restricted as to the nature and extent of the brokerage services it may perform for the Corporation. In accordance with rules adopted by the Securities and Exchange Commission (the "SEC") under Section 11(a), the Investment Adviser may effect, on a national securities exchange, transactions in portfolio securities of the Corporation, that is, to cause such transactions to be transmitted, executed, cleared and settled and to arrange for unaffiliated brokers to execute such transactions. The Board of Directors of the Corporation, in accordance with the SEC rules, has authorized the Corporation to enter into a written contract with the Investment Adviser pursuant to which the Investment Adviser may continue to receive compensation for effecting, in compliance with the SEC rules, such transactions. Certain affiliated persons of the Investment Adviser are interested persons of the Corporation. (See "Election of Directors," above).

         Neither the Investment Adviser nor any affiliated person thereof either participates in commissions paid by the Corporation to other brokers or dealers or receives any reciprocal business, directly or indirectly, as a result of such commissions.

         The Corporation and the Investment Adviser generally do not direct the Corporation's portfolio transactions to persons or firms because of research services provided by such person or firm. While neither the Corporation nor the Investment Adviser has a present intention of doing so, the Investment Adviser may execute transactions in the Corporation's portfolio securities through persons or firms which supply investment information to the Corporation or the Investment Adviser, but only when consistent with the Corporation's policy to seek the most favorable markets, prices and executions in its securities transactions. Such investment information may also be used by the Investment Adviser in servicing other accounts with respect to which it acts as investment adviser.

         During the year ended December 31, 1995, the Corporation paid a total of $385,518 in brokerage commissions, $187,900 of which was paid to the Investment Adviser. During such year, the brokerage commissions paid to the Investment Adviser represented approximately 49% of the total brokerage commissions paid by the Corporation during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 56% of the aggregate dollar value of all portfolio transactions of the Corporation during the year for which commissions were paid.

                    STOCKHOLDER PROPOSALS FOR
                     THE 1997 ANNUAL MEETING

         All stockholder proposals intended for presentation at the 1997 Annual Meeting of Stockholders of the Corporation must be received by the Corporation at its principal executive office no later than November 7, 1996 in order to qualify for inclusion in the form of proxy and the proxy statement relating to such meeting.

                DEFINITION OF "VOTE OF A MAJORITY
              OF THE OUTSTANDING VOTING SECURITIES
                       OF THE CORPORATION"

         The vote of a majority of the outstanding voting securities of the Corporation, as defined in Section 2(a)(42) of the Investment Company Act of 1940, means the lesser of the vote of:

         (1) 67% or more of the outstanding voting securities of the Corporation present at any meeting, if the holders of more than 50% of the outstanding voting securities of the Corporation are present or represented by proxy thereat; or

         (2) more than 50% of the outstanding voting securities of the Corporation.

         The only voting security of the Corporation is its Common Stock.

                          OTHER MATTERS

         The management does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a director, an event not now anticipated, or if any other matters properly come before the meeting, the shares represented by proxies will be voted with respect thereto in accordance with the view of the management.

                       By Order of the Board of Directors

                                     Joseph Quinones, Jr.
                                  Secretary and Treasurer

New York, New York
March 8, 1996

                                                        EXHIBIT A

SEQUOIA FUND, INC.

Ruane, Cunniff & Co., Inc.                           July 1, 1993



Dear Sirs:

         We herewith confirm our agreement with you as follows:

         1. We are engaged in the business of investing and reinvesting our capital in securities of the type and in accordance with the limitations specified in our Certificate of Incorporation, By-Laws, Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act, and any representations made in our Prospectus, all in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will from time to time furnish you with amendments thereof. We will also keep you currently advised as to the make-up of our portfolio of securities.

         2. (a) We hereby employ you to advise us in respect of investing and reinvesting our capital as above specified, and, without limiting the generality of the foregoing, to provide management and other services specified below.

              (b) You on your own motion will advise us whenever in your opinion conditions are such as to make it desirable that a specified security or group of securities be eliminated from the portfolio or added to it. You will also keep us in touch with important developments affecting our portfolio and on your own initiative will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in our portfolio, or the industries in which they engage, or the economy generally. Similar information is to be furnished us with reference to securities which you may believe desirable for inclusion in our portfolio. You will also furnish us with such statistical information with respect to the securities which may hold or contemplate purchasing as you may believe appropriate or as we reasonably may request. In advising us, you will bear in mind the limitations imposed by our Certificate of Incorporation and statement of policy included in our Registration Statement under the Investment Company Act and the limitations in the Internal Revenue Code in respect of regulated investment companies.

              (c) It is understood that you will from time to time employ or associate with you such persons as you believe to be particularly fitted to assist you in the execution of this agreement, the compensation of such persons to be paid by you.
No obligation may be incurred on our behalf in any such respect. During the continuance of this agreement you will provide persons satisfactory to our Board of Directors to serve as officers and employees of our corporation, if elected or appointed as the case may be. These shall be a chairman of the board, a president, a secretary, a treasurer, and such additional officers and employees as may reasonably be necessary for the conduct of our business. You or your affiliates (other than us) shall pay the entire salaries and wages of all of our officers, directors, and employees who are interested persons of you or your affiliates (other than by reason of being our directors, officers or employees), and the salaries of such persons shall not be deemed to be expenses incurred by us for purposes of paragraph 3 hereof.

         3. It is further agreed that you shall be responsible for the following expenses incurred by us during each year or portion thereof that this agreement is in effect between us:
(i) the compensation of any of our directors, officers and employees who are interested persons of you or your affiliates (other than by reason of being our directors, officers or employees), (ii) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying our shares under applicable State Blue Sky laws, including expenses attendant upon renewing and increasing such registrations and qualifications, and (iii) expenses of printing and distributing our prospectus and sales and advertising materials. We shall be responsible and hereby assume the obligation for payment of all our other expenses, including
(a) brokerage and commission expenses, (b) Federal, State or local taxes, including issue and transfer taxes, incurred by or levied on us, (c) interest charges on borrowings,
(d) compensation of any of our directors, officers or employees who are not interested persons of you or your affiliates (other than by reason of being our directors, officers or employees),
(e) charges and expenses of our custodian, transfer agent and registrar, (f) costs of proxy solicitations, (g) legal and auditing expenses and (h) payment of all investment and advisory fees (including the fees payable to you hereunder). However, you shall reimburse us for the excess, if any, in any year of our operating expenses over 1 1/2% of our average daily net asset values up to a maximum of $30,000,000, plus 1% of our average daily net asset values in excess of $30,000,000. Such operating expenses will not include expenses listed in clauses (a), (b) and
(c). Computations under this expense limitation shall be made monthly during our fiscal year, on the basis of the average daily net asset values and operating expenses thus far during such year, and the amount of the excess, if any, over the prorated


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

amount of the expense limitation shall be paid by you to us (or, where such amount of the excess is less than the monthly payment by us to you of the management fee set forth below, shall be deducted from such monthly payment of the management fee), after taking into account, however, any previous monthly payments under the operating expense limitation during such fiscal year. This operating expense limitation will be prorated for the portion of the fiscal year from July 1, 1993 through December 31, 1993.

         4. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder or by reason of your reckless disregard of your obligations and duties hereunder.

         5. In consideration of the foregoing we will pay you, for each year or portion of a year during which this agreement is effective between us, a management fee of 1% per annum of our average daily net asset values. The management fee will be accrued daily and paid to you at the end of each month of our fiscal year.

         6. This agreement shall become effective on July 1, 1993, and shall continue in force until December 31, 1993 and thereafter for successive twelve-month periods (computed from each January 1) provided that such continuance is specifically approved annually by vote of a majority of our outstanding voting securities (as defined in the Investment Company Act) or by our Board of Directors; and by a majority of our directors who are not parties to this agreement or interested persons, as defined in the Investment Company Act, of any such party (other than as directors of our corporation) cast in person at a meeting called for the purpose of voting on such approval. This agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities (as so defined), or by a vote of a majority of our entire Board of Directors on sixty days' written notice to you, or by you on sixty days' written notice to us.

         7. This agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this agreement shall terminate automatically in the event of its assignment. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and any interpretation thereof contained in rules or regulations promulgated by the Securities and Exchange Commission thereunder.

         8. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your officers, directors or employees who may also be a director, officer or employee of ours, or persons otherwise affiliated with us (within the meaning of the Investment Company Act of 1940) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. It is understood that you and your affiliates may render similar investment advisory services to clients other than us for compensation which may be more or less than the compensation charged to us for such services.

         9. It is understood that, whether or not we follow the investment advice and recommendations given by you to us thereunder, the provisions contained herein concerning your compensation hereunder shall be binding on you and us.

         If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                  Very truly yours,
                                  SEQUOIA FUND, INC.


                                  By /s/ William J. Ruane
                                    ______________________
                                     Chairman of the Board

Accepted:
Ruane, Cunniff & Co., Inc.


By /s/ Richard T. Cunniff
   _______________________
         President










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69900020.AM2

                            APPENDIX

                       SEQUOIA FUND, INC.
         Annual Meeting of Stockholders - April 16, 1996

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         Revoking any such prior appointments, the undersigned stockholder of SEQUOIA FUND, INC., a Maryland corporation (the "Corporation"), hereby appoints RICHARD T. CUNNIFF and JOSEPH QUINONES, JR. (or if only one shall act, then that one) proxies, with power of substitution, to vote all the common stock of the Corporation registered in the name of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at The University Club, One West Fifty-fourth Street, New York, New York on April 16, 1996 at 10:00 A.M. and at any adjournments thereof.

         PROPOSALS

         1) The shares of common stock represented by this Proxy will be voted (except to the extent authority to vote is withheld as described below) for the election of William J. Ruane, Richard T. Cunniff, Robert D. Goldfarb, John M. Harding,
Francis P. Matthews, C. William Neuhauser and Robert L. Swiggett, as directors, each to hold office until the next Annual Meeting of Stockholders and until his successor is elected and qualified, as more fully described in the Proxy Statement for the stockholders' meeting to be held on April 16, 1996. (You may withhold your vote for any one or more of the foregoing nominees by lining through or otherwise striking out the name of the particular nominee or nominees);

         2) With respect to ratification of the selection of McGladrey & Pullen, LLP as independent accountants for the Corporation's current fiscal year, as more fully described in said Proxy Statement;

         3) With respect to renewal for the Corporation's current fiscal year ending December 31, 1996 of the Investment
Advisory Contract between the Corporation and Ruane, Cunniff &
Co., Inc. dated July 1, 1993; and

         4) In accordance with their discretion, upon such other matters as may properly come before the meeting.

         The shares of common stock represented by this Proxy will be voted and such voting will be in accordance with the specifications above. With respect to the proposals set forth in items 2 and 3, if no specification is made, such shares will be voted FOR the proposals set forth in those items. Should any other matters properly come before the meeting, the persons named in this Proxy will vote and act with respect thereto in accordance with the views of the management.

         PLEASE RETURN THE BOTTOM PORTION WITH YOUR VOTE IN THE
ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. Place the ballot so that the return address, located on the reverse side of the ballot, appears through the window of the envelope.

                    PROXY VOTING MAIL-IN-STUB

PROPOSAL 1: Election of Directors: To WITHHOLD authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

/ /   FOR all nominees listed below

/ /   Vote withheld for all nominees listed below

/ / FOR all nominees listed below (except as marked to the contrary below)

William J. Ruane   Richard T. Cunniff   Robert D. Goldfarb
John M. Harding   Francis P. Matthews   C. William Neuhauser
Robert L. Swiggett

PROPOSALS

2)  / / FOR     / / AGAINST    / / ABSTAIN

3)  / / FOR     / / AGAINST    / / ABSTAIN

SEQUOIA FUND, INC.

RECORD DATE SHARES

Please sign exactly as your name or names appear on the ballot.
When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Receipt is acknowledged of the Proxy Statement for the stockholders' meeting to be held April 16, 1996.

Dated:_____________________, 19__
_________________________________
_________________________________
 Signature(s) of Stockholder(s)






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